UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 4, 2006
Date of Report (Date of earliest event reported)

SILVERADO GOLD MINES LTD.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	0-12132	98-0045034
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 505, 1111 West Georgia Street
Vancouver, British Columbia Canada	V6E 4M3
(Address of principal executive offices)	(Zip Code)

604-689-1535
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 8 OTHER EVENTS

Item 8.01 Other Events

Approval of 2006 Stock Option Plan

The board of directors has approved the Company’s 2006 Stock Option Plan. The 2006 Stock Option Plan provides for the grant of options to purchase up to 37,000,000 common shares of the Company to the Company’s directors, officers, employees and eligible consultants.

Grants of Stock Options

We granted options to purchase an aggregate of 30,000,000 shares to certain of our insiders on January 4, 2006 as follows. All options are fully vested and are exercisable at a price of $0.05 per share for a seven year term from the date of grant, being January 4, 2013:

NAME	NUMBER OF OPTIONS
Garry Anselmo, President and Director	15,000,000
James Dixon, Director	3,000,000
Stuart McCulloch, Director	3,000,000
John McKay, Secretary	2,000,000
Ed Armstrong, President of Silverado Green Fuel Inc.	4,000,000
Warrack Willson, Vice-President of Silverado Green Fuel Inc.	3,000,000

Reductions to Exercise Prices of Outstanding Stock Options

Effective January 4, 2006, we reduced the exercise price of previously outstanding options held by certain of our insiders to purchase an aggregate of 6,000,000 shares from $0.13 per share to $0.05 per share as follows. All options are fully vested and are exercisable at a price of $0.05 per share for a seven year term from the date of grant, being December 4, 2008:

NAME	NUMBER OF OPTIONS
Garry Anselmo, President and Director	3,000,000
James Dixon, Director	500,000
Stuart McCulloch, Director	500,000
John McKay, Secretary	0
Ed Armstrong, President of Silverado Green Fuel Inc.	1,500,000
Warrack Willson, Vice-President of Silverado Green Fuel Inc.	500,000

Effective January 4, 2006, we reduced the exercise price of previously outstanding options held by certain of our insiders to purchase an aggregate of 5,680,000 shares from $0.13 per share to $0.05 per share as follows. All options are fully vested and are exercisable at a price of $0.05 per share for a seven year term from the date of grant, being January 8, 2011:

NAME	NUMBER OF OPTIONS
Garry Anselmo, President and Director	2,500,000
James Dixon, Director	800,000
Stuart McCulloch, Director	600,000
John McKay, Secretary	0
Ed Armstrong, President of Silverado Green Fuel Inc.	1,280,000
Warrack Willson, Vice-President of Silverado Green Fuel Inc.	500,000

Effective January 4, 2006, we reduced the exercise price of previously outstanding options held by certain of our insiders to purchase an aggregate of 15,000,000 shares from $0.10 per share to $0.05 per share as follows. All options are fully vested and are exercisable at a price of $0.05 per share for a seven year term from the date of grant, being July 8, 2011:

NAME	NUMBER OF OPTIONS
Garry Anselmo, President and Director	6,000,000
James Dixon, Director	2,000,000
Stuart McCulloch, Director	1,500,000
John McKay, Secretary	1,500,000
Ed Armstrong, President of Silverado Green Fuel Inc.	2,500,000
Warrack Willson, Vice-President of Silverado Green Fuel Inc.	1,500,000

Effective January 4, 2006, we reduced the exercise price of previously outstanding options held by certain of our insiders to purchase an aggregate of 550,000 shares from $0.10 per share to $0.05 per share as follows. All options are fully vested and are exercisable at a price of $0.05 per share for a term expiring December 10, 2006:

NAME	NUMBER OF OPTIONS
James Dixon, Director	500,000
Stuart McCulloch, Director	50,000

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO GOLD MINES LTD.

DATE: January 5, 2006	By:	/s/ Garry L. Anselmo
Garry L. Anselmo
President